Exhibit 99.2

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

JUDGE: STEVEN A. FELSENTHAL

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: DECEMBER 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Robert H. Stone
Chief Restructuring Officer
Date: January 17, 2003.

PREPARER:

Stephen N. Shapu
Director of Accounting
Date: January 17, 2003.

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS-1

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET

ASSETS		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
			DECEMBER
1.	UNRESTRICTED CASH	$3,329,793	$3,291,749
2.	RESTRICTED CASH		$0
3.	TOTAL CASH	$3,329,793	$3,291,749	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)		$7,004
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES	$9,828	$242,998
8.	OTHER (ATTACH LIST)		$705,936
9.	TOTAL CURRENT ASSETS	$3,339,621	$4,247,687	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT	$5,000	$60,687
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION		$56,844
12.	NET PROPERTY, PLANT & EQUIPMENT	$5,000	$3,843	$0	$0
13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)	$1,075,798	$4,319,762
16.	TOTAL ASSETS	$4,420,419	$8,571,292	$0	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$7,574
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)		$10,928,362
23.	TOTAL POSTPETITION LIABILITIES		$10,935,936	$0	$0
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT	$2,027	$2,027
26.	UNSECURED DEBT	$23,907	$23,907
27.	OTHER (ATTACH LIST)	$20,208,311	$7,932,296
28.	TOTAL PREPETITION LIABILITIES	$20,234,245	$7,958,230	$0	$0
29.	TOTAL LIABILITIES	$20,234,245	$18,894,166	$0	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY	$(15,813,826)	$(10,213,323)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(123,381)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$13,830
33.	TOTAL EQUITY	$(15,813,826)	$(10,322,874)	$0	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$4,420,419	$8,571,292	$0	$0

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 1

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

ATTACHED LIST FOR THE FOLLOWING ITEMS:

	SCHEDULE AMOUNT	MONTH
		December-02*

LINE 8:
Trust Account Neligan, Tarpley	$—	$115,000
Trust Account Weil Gotshal	—	90,000
Accrued interest on CD		936
Escrow Account 1996 Stockholder Lawsuit Settlement	—	500,000
	$—	$705,936

LINE 15:
Cash surrender value of life insurance policy	$79,805	$79,805
Class action lawsuit settlement with Federal Express	100	—
Major Medical Expense Benefit Trust	15,893	19,091
Alumet Partnership value	647,000	—
WD-40 contingent right value	68,000	—
Transitions II LP value	39,000	—
Estimated value of interests in subsidiaries:
Natmin Development	126,000	—
Riverside Insurance Co.	100,000	—
Equity value of investment in Chemlink Labs LLC	—	827,769
Note receivable from Chemlink Labs LLC plus accrued interest		217,897
Cost of investment in Presby Corp.	—	3,175,200
	$1,075,798	$4,319,762
LINE 22:
Accrued salaries	$—	$4,116
Unearned sublease rent	—	4,000
Intercompany post-petition payable to Natmin Development	—	2,706
GAAP invesment in the following subsidiaries (equity basis):
Avatex Funding, Inc.	—	14,753,000
Davenport, Inc.	—	(4,395,893)
National Aluminum Corp	—	562,539
Natmin Development Corp	—	(2,406)
US HealthData Interchange, Inc.	—	300
	$—	$10,928,362

* Monthly amounts are based on GAAP financial statements.

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 1

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

ATTACHED LIST FOR THE FOLLOWING ITEMS:

		SCHEDULE AMOUNT	MONTH
			December-02*
LINE 27:
Directors	Directors Retirement	$837,000	$697,545	**
Butler, Abbey J.	Severance	628,738	628,738
Darnell, Tanis	Severance	94,875	94,875
Estrin, Melvyn	Severance	581,738	581,738
Murray, John	Severance	239,000	239,000
Overton, Linda	Severance	5,183	5,183
Schleier, Grady	Severance	259,000	259,000
Supplemental Pension	Retirement Plan	630,595	657,101	**
William J. Rust	Additional death benefit	80,000	80,000
William D. Thompson	Additional death benefit	266,120	266,120
Wells Fargo Bank	Indenture Trustee	14,752,700	—
Liability for shares of Permian outstanding		—	88,722
Accrued bonuses		—	4,366
NII Pension GAAP liability		—	12,444	**
Environmental liability accrual		—	426,825
Liability for 1996 stockholder lawsuit		—	500,000
Former employees	Retiree Health and Life	1,833,362	3,390,639	**
		$20,208,311	$7,932,296

Line 32:
FAS 115 unrealized gain on Presby -preferred stock treated as debt and carried at market value up to cost basis		$—	$13,830	***

*    Monthly amounts are based on GAAP financial statements.

**   Basis is determined using expense charge based on actuarial calculations at March 31, 2002 which is added to carryforward basis from prior year less claims paid. Normally, trued-up with actuarial value at end of fiscal year when new calculations based on changes during year are made.

***  Net change for period due to increase in fair value, but not to exceed cost or redemption value.

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 2

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER
		December-02			TOTAL
REVENUES
1.	GROSS REVENUES				$0
2.	LESS: RETURNS & DISCOUNTS				$0
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL				$0
5.	DIRECT LABOR				$0
6.	DIRECT OVERHEAD				$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$13,788			$13,788
10.	SELLING & MARKETING				$0
11.	GENERAL & ADMINISTRATIVE	$44,415			$44,415
12.	RENT & LEASE	$119			$119
13.	OTHER (ATTACH LIST)	$23,427			$23,427
14.	TOTAL OPERATING EXPENSES	$81,749	$0	$0	$81,749
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(81,749)	$0	$0	$(81,749)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$3,635			$3,635
17.	NON-OPERATING EXPENSE (ATT. LIST)	$5,611			$5,611
18.	INTEREST EXPENSE				$0
19.	DEPRECIATION / DEPLETION	$378			$378
20.	AMORTIZATION				$0
21.	OTHER (ATTACH LIST)	$6,222			$6,222
22.	NET OTHER INCOME & EXPENSES	$3,868	$0	$0	$3,868
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$45,000			$45,000
24.	U.S. TRUSTEE FEES	$500			$500
25.	OTHER (ATTACH LIST)				$0
26.	TOTAL REORGANIZATION EXPENSES	$45,500	$0	$0	$45,500
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(123,381)	$0	$0	$(123,381)

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 2

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

ATTACHED LIST FOR THE FOLLOWING ITEMS:

Dec-02
Line 13:
GAAP Pension expense for directors pension	$15,368
GAAP Pension expense for the NII Pension plan	815
GAAP Pension expense for the retiree healthcare plan	1,713
Fees paid to Highmark Services for retiree healthcare	61
Accretion of discount on supplemental pension plans	5,470
$23,427

Line 16:
Interest income on invested cash	$2,217
Interest income on note receivable	1,418
$3,635

Line 17:
Loss on sale of property and equipment	$5,611

Line 21:
Equity in income of Natmin Development Corp	$2,456
Equity in income of Davenport, Inc.	4,712
Equity in loss of Avatex Funding, Inc.	(250)
Equity in loss of US HealthData Interchange, Inc.	(250)
Equity in loss of National Aluminum Corp	(446)
$6,222

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 3

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

		MONTH	MONTH	MONTH	QUARTER
		December-02			TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$3,329,793	$3,291,749	$3,291,749	$3,329,793
RECEIPTS FROM OPERATIONS
2.	CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$0
4.	POSTPETITION				$0
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
	NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)	$4,349			$4,349
9.	TOTAL NON-OPERATING RECEIPTS	$4,349	$0	$0	$4,349
10.	TOTAL RECEIPTS	$4,349	$0	$0	$4,349
11.	TOTAL CASH AVAILABLE	$3,334,142	$3,291,749	$3,291,749	$3,334,142
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$16,392			$16,392
13.	PAYROLL TAXES PAID	$8,771			$8,771
14.	SALES, USE & OTHER TAXES PAID				$0
15.	SECURED / RENTAL / LEASES	$520			$520
16.	UTILITIES	$426			$426
17.	INSURANCE	$998			$998
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL				$0
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE	$160			$160
23.	SUPPLIES				$0
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)	$15,126			$15,126
26.	TOTAL OPERATING DISBURSEMENTS	$42,393	$0	$0	$42,393
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES				$0
29.	OTHER (ATTACH LIST)				$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$42,393	$0	$0	$42,393
32.	NET CASH FLOW	$(38,044)	$0	$0	$(38,044)
33.	CASH - END OF MONTH	$3,291,749	$3,291,749	$3,291,749	$3,291,749

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 3

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

ATTACHED LIST FOR THE FOLLOWING ITEMS:

Line 8:
Revenue for Natmin Development deposited by Avatex	$2,706	*
Refund of overwithholding federal payroll taxes	370
Interest received from Bank One	34
Interest received from Bank of Texas	1,239
	$4,349

Line 25:
Payment to ADP for processing payroll	$64
Bank fees charged to accounts	254
Moving expenses	835
Depository Trust for stockholder lists	180
Payments to various vendors for employee healthcare and life benefits	4,784
Payments for retiree benefits under Section 1114	9,009
	$15,126

* Revenue deposited into Natmin Development bank account January 10, 2003.

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 4

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	December-02
1.	0-30		$7,004
2.	31-60
3.	61-90
4.	91+
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$7,004	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$0	$7,004	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH: DECEMBER 2002

TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER (ATTACH LIST)
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$7,574	$7,574

STATUS OF POSTPETITION TAXES			MONTH: DECEMBER 2002

		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1.	WITHHOLDING**		$7,327	$7,327	$0
2.	FICA-EMPLOYEE**		$722	$722	$0
3.	FICA-EMPLOYER**		$722	$722	$0
4.	UNEMPLOYMENT				$0
5.	INCOME				$0
6.	OTHER (ATTACH LIST)				$0
7.	TOTAL FEDERAL TAXES	$0	$8,771	$8,771	$0
STATE AND LOCAL
8.	WITHHOLDING
9.	SALES
10.	EXCISE
11.	UNEMPLOYMENT
12.	REAL PROPERTY
13.	PERSONAL PROPERTY
14.	OTHER (ATTACH LIST)
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$8,771	$8,771	$0

*        The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**       Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 5

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH: DECEMBER 2002

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	Bank One NA	Bank One NA	Bank of Texas
B.	ACCOUNT NUMBER:	1822154009	9320008627	2880638307
C.	PURPOSE (TYPE):	Main Account	Zero balance disb	Money Mkt Acct
1.	BALANCE PER BANK STATEMENT	$1,534,466	$32,629	$1,001,233	$2,568,328
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS	$10,265			$10,265
4.	OTHER RECONCILING ITEMS	$(16,314)			$(16,314)
5.	MONTH END BALANCE PER BOOKS	$1,507,887	$32,629	$1,001,233	$2,541,749
6.	NUMBER OF LAST CHECK WRITTEN	13115	no checks written	no checks written

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.	Texas Capital Bank	12/6/2002	CD	$750,000	$750,000
8.
9.
10.
11.	TOTAL INVESTMENTS			$750,000	$750,000

CASH

12.	CURRENCY ON HAND	$0

13.	TOTAL CASH - END OF MONTH	$3,291,749

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 6

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

MONTH: DECEMBER 2002

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	Robert H. Stone	Salary, car allowance	$11,950	$11,950
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$11,950	$11,950

PROFESSIONALS
NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
1.	None
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.	Merit Town Trails - office lease	$520	$520	$0
2.	Shurgard Storage - storage lease	$119	$0	$0
3.
4.
5.
6.	TOTAL	$638	$520	$0

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 7

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

MONTH: DECEMBER 2002

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X

11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE
		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See attached sheet

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 7

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

MONTH: DECEMBER 2002

Questionnaire:

1 Sold fixed assets (excess office furniture and related equipment) pursuant to court order. Deposited funds received in a separate escrow account.

4 Made payments for retiree health and life benefits required under section 1114 of the Bankruptcy Code.

Insurance Policies:

Type of Policy	Carrier	Period Covered	Payment Amount and Frequency
Directors and Officers	Greenwich Insurance Co.	4/26/00-4/26/03		paid in full
Excess D&O	Executive Risk Indemnity	4/26/00-4/26/03		paid in full
Excess D&O	Travelers Casualty and Surety	4/26/00-4/26/03		paid in full
Commercial Crime	Travelers Casualty and Surety	5/20/02-5/20/03		paid in full
Workers Comp	Hartford Insurance	11/9/02-11/9/03	$408	monthly
Automobile	Hartford Insurance	11/9/02-11/9/03	$8	monthly
Property	Hartford Insurance	11/9/02-11/9/03	$100	monthly
General Liability	Hartford Insurance	11/9/02-11/9/03	$319	monthly
Fiduciary Liability	Greenwich Insurance Co.	5/26/02-5/26/05		paid in full

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

JUDGE: STEVEN A. FELSENTHAL

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: DECEMBER 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Robert H. Stone
Chief Restructuring Officer
Date: January 17, 2003.

PREPARER:

Stephen N. Shapu
Director of Accounting
Date: January 17, 2003.

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 1

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	December 2002
ASSETS
1.	UNRESTRICTED CASH
2.	RESTRICTED CASH
3.	TOTAL CASH	$0	$0	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES
8.	OTHER (ATTACH LIST)
9.	TOTAL CURRENT ASSETS	$0	$0	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$0	$0	$0	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$250
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)
23.	TOTAL POSTPETITION LIABILITIES		$250	$0	$0
PREPETITION LIABILITIES
24.	SECURED DEBT	$14,752,700	$14,752,700
25.	PRIORITY DEBT	$50	$50
26.	UNSECURED DEBT
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$14,752,750	$14,752,750	$0	$0
29.	TOTAL LIABILITIES	$14,752,750	$14,753,000	$0	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY	$(14,752,750)	$(14,752,750)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(250)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY	$(14,752,750)	$(14,753,000)	$0	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$0	$0	$0	$0

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 2

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER
		Dec-02			TOTAL
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE
12.	RENT & LEASE
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$0	$0	$0	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$0	$0	$0	$0
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
17.	NON-OPERATING EXPENSE (ATT. LIST)
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES	$250			$250
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$250	$0	$0	$250
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(250)	$0	$0	$(250)

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 3

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

QUARTER TOTAL
		MONTH	MONTH	MONTH
Dec-02
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$0	$0	$0	$0
RECEIPTS FROM OPERATIONS
2.	CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION
4.	POSTPETITION
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)
7.	SALE OF ASSETS
8.	OTHER (ATTACH LIST)
9.	TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10.	TOTAL RECEIPTS	$0	$0	$0	$0
11.	TOTAL CASH AVAILABLE	$0	$0	$0	$0
OPERATING DISBURSEMENTS
12.	NET PAYROLL
13.	PAYROLL TAXES PAID
14.	SALES, USE & OTHER TAXES PAID
15.	SECURED / RENTAL / LEASES
16.	UTILITIES
17.	INSURANCE
18.	INVENTORY PURCHASES
19.	VEHICLE EXPENSES
20.	TRAVEL
21.	ENTERTAINMENT
22.	REPAIRS & MAINTENANCE
23.	SUPPLIES
24.	ADVERTISING
25.	OTHER (ATTACH LIST)
26.	TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES
28.	U.S. TRUSTEE FEES
29.	OTHER (ATTACH LIST)
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$0	$0	$0	$0
32.	NET CASH FLOW	$0	$0	$0	$0
33.	CASH - END OF MONTH	$0	$0	$0	$0

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 4

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	Dec-02
1.	0-30
2.	31-60
3.	61-90
4.	91+
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$0	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH: DECEMBER 2002

TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER (ATTACH LIST)
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$250	$0	$0	$0	$250

STATUS OF POSTPETITION TAXES			MONTH: DECEMBER 2002

		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1.	WITHHOLDING**
2.	FICA-EMPLOYEE**
3.	FICA-EMPLOYER**
4.	UNEMPLOYMENT
5.	INCOME
6.	OTHER (ATTACH LIST)
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING
9.	SALES
10.	EXCISE
11.	UNEMPLOYMENT
12.	REAL PROPERTY
13.	PERSONAL PROPERTY
14.	OTHER (ATTACH LIST)
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

*      The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**   Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 5

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH: DECEMBER 2002
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	No bank account open
B.	ACCOUNT NUMBER:
C.	PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH
12.	CURRENCY ON HAND				$0

13.	TOTAL CASH - END OF MONTH				$0

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 6

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

MONTH: DECEMBER 2002

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	None
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS
NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	None
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.	None
2.
3.
4.
5.
6.	TOTAL	$0	$0	$0

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 7

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

MONTH: DECEMBER 2002

QUESTIONNAIRE
		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE
		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Additional insured under policies of Avatex Corporation. See the MOR-7 report for Avatex Corporation 02-81268-SAF-11 for details about insurance in force.